UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): June 10, 2020

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Massachusetts Avenue, 4th Floor
Cambridge, Massachusetts	2139
(Address of principal executive offices)	(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 3.03 Material Modification to Rights of Security Holders.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of X4 Pharmaceuticals Inc. (the “Company”), and as further described in Item 5.07 below, upon the recommendation of the Company’s Board of Directors, the Company’s stockholders voted on and approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 33,333,333 shares to 125,000,000 shares.

This description is a summary of the Amendment and is qualified in its entirety by reference to the text of Proposal 3 in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”) and the full text of the Amendment filed as Annex B to the Proxy Statement.

The Amendment became effective on June 10, 2020 upon filing with the Secretary of State of Delaware.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on June 10, 2020, the Company filed the Amendment with the Secretary of State of the State of Delaware. The information in Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 10, 2020, the Company held its Annual Meeting, at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (1) to elect two nominees for director, Gary J. Bridger, Ph.D. and Murray Stewart, M.D., to the Board of Directors to hold office until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal 1”), (2) to approve the Company’s Amended and Restated 2017 Equity Incentive Plan (“Proposal 2”), (3) to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 33,333,333 shares to 125,000,000 shares (“Proposal 3”) and (4) to ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020 (“Proposal 4”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the two persons listed below as directors, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominees	For	Against	Withheld	Broker Non-Votes
Gary J. Bridger, Ph.D.	9,194,632	0	1,534,834	3,449,393
Murray W. Stewart, M.D.	9,335,736	0	1,393,730	3,449,393

Proposal 2 - Approval of the Company’s Amended and Restated 2017 Equity Incentive Plan

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
5,786,676	3,788,324	1,154,466	3,449,393

Proposal 3 – Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 33,333,333 Shares to 125,000,000 Shares

For	Against	Abstain
10,188,500	2,837,814	1,152,545

Proposal 4 – Ratification of the Selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2020

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
14,156,952	17,445	4,462

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Description
3.1	Restated Certificate of Incorporation, as amended, as of June 10, 2020.
99.1
X4 Pharmaceuticals, Inc. Amended and Restated 2017 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 (File No. 333-239082) filed with the Securities and Exchange Commission on June 10, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: June 11, 2020	By:	/s/ Derek Meisner
Derek Meisner
General Counsel